FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Questions for US RMBS
1. Are the loans 100% originated by the seller of this transaction? Or are they re-underwritten (wholesale)? Please provide breakdown.
The Seller acquired all loans from ResMAE Mortgage Corporation. 25% of the pool was re-underwritten at acquisition. AVMs (and in sum cases appraisal reviews) were conducted on 100% of the collateral.
2. For all loans that are originated under anything less than ‘Full Documentation’ please provide full details of the loan documentation programs.
ResMAE’s underwriters verify the income of each applicant under various documentation types as follows: under Full Documentation, applicants are generally required to submit verification of stable year to date income and the preceding year’s income; under Limited Documentation, the borrower is qualified based on verification of adequate cash flow by means of personal or business bank statements; and under Stated Income, applicants are qualified based on monthly income as stated on the mortgage application. The income stated must be reasonable and customary for the applicant’s line of work and although the income is not verified under the Stated Income program, a pre-closing audit generally will confirm that the business exists. Verification may be made through phone contact to the place of business, obtaining a valid business license or through Nexis On-Line Services.
3. Are the Primary Servicer responsibilities being retained by the issuer or sub-contracted/released?
Servicing is done on a released basis by JPMorgan Chase.
4. What are the Master Servicers responsibilities. Hot back-up or less, please detail. Is it possible to get a copy of the Master servicer bid document?
5. What is the expected excess spread (bps)? Please provide an excess spread schedule using the note CPR assumptions.
The Excess Spread Schedule is located on page 17 of the term sheet. 100% of the pricing speed was used to create the table. The other assumptions are listed below the table.
6. What interest rate fixing (Prime, 1mth LIBOR etc.) are the loans set against?
What are the reset dates of the loans i.e. does a 12M LIBOR indexed loan reset monthly or annually?
Index: 6M LIBOR
Subsequent Reset Frequency: 6 Months
7. What is the servicing fee? Does the servicing fee step-up during the life of the deal? If so dates and amounts?
50 bps. The servicing fee does not step-up

8. Are there any servicer advances, if so, are they for both interest and principal, are they refundable and how?
Both principal and interest are advanced. The servicer is reimbursed when the payment is made by the borrower or from proceeds from the liquidation of the loan. If liquidation proceeds are not enough to reimburse all advances on that loan the servicer may recoup advances from the Collection Account.
9. What is the step up?
Margins on Class A setep up 2x and Class M step up 1.5x after the Optional Termination may be first excercised (20% of Original Collateral Balance).
10. What is the legal maturity?
Final Maturity Date: The Payment Date in October 2035.
11. What are the assumptions used to calculate the hedge balances? What is the impact of increasing/decreasing the CPR by 5% and 10% (please a table showing readjustments in balances)
The FBR portfolio uses its internal speed and loss assumptions to determine hedge balances. See end of questions for Hedge Balance Table
12. Who is the hedge counterparty? If unknown, what are the criteria?
The cap provider must meet S&P and Moody’s criteria for credit in structured finance transactions.
13. If not in term sheet: please send the AFC schedule. What are the assumptions underlying the cap schedule
Available Funds Rate is on page 15 of the term sheet.
14. Is there a hard cap or life cap in the deal? If so, what level?
14.00% hard cap.
15. Please provide historical performance for the originator(s) over the last 5 years.
N/A
16. Are any of the prepayment penalty fees paid to the benefit of the waterfall? If so, how much and structure of how split?
No
17. Do AAA Class cap payments go directly and only to pay AAA Class shortfalls? Please send the applicable payment waterfall.
Cap payments are incorporated at the top of the waterfall as interest payments. Please see page 7, 8, and 12 of the term sheet.

			Total Beginning Bond Balance
	Cap		Pricing	Pricing	Pricing	Pricing
	Notional	Pricing	Speed + 5	Speed + 10	Speed - 5	Speed - 10
	Balance	Speed	CPR	CPR	CPR	CPR
1	991,551,000	988,178,000	988,178,000	988,178,000	988,178,000	988,178,000
2	965,868,954	978,287,028	973,999,913	969,485,548	982,369,979	985,609,083
3	940,668,356	967,185,935	958,549,048	949,491,063	975,443,215	982,696,493
4	915,932,313	954,028,647	941,004,330	927,400,734	966,529,003	977,895,789
5	891,645,168	938,660,630	921,239,993	903,119,750	955,446,406	971,000,237
6	867,792,630	921,476,039	899,673,228	877,090,006	942,568,491	962,363,731
7	844,361,767	902,289,151	876,150,656	849,192,264	927,679,292	951,742,549
8	821,340,990	881,286,247	850,887,629	819,672,452	910,937,889	939,270,616
9	798,720,031	858,700,663	824,222,699	788,982,567	892,479,830	924,992,555
10	776,489,914	834,724,317	796,368,287	757,354,499	872,476,186	909,058,702
11	754,647,749	811,382,027	769,412,722	726,943,618	852,891,624	893,375,412
12	733,387,365	788,612,090	743,284,675	697,663,410	833,669,857	877,888,717
13	712,694,112	766,499,604	718,052,431	669,560,056	814,908,718	862,706,044
14	692,552,840	744,929,282	693,594,740	642,501,491	796,495,114	847,713,714
15	672,948,806	723,981,691	669,975,532	616,530,288	778,522,660	833,015,562
16	653,867,661	703,593,349	647,123,769	591,563,090	760,932,049	818,553,866
17	635,295,440	683,615,959	624,891,217	567,447,829	743,571,572	804,170,945
18	617,218,549	664,301,294	603,499,339	544,373,260	726,720,023	790,170,323
19	599,623,762	645,460,125	582,763,427	522,155,711	710,180,630	776,345,291
20	582,498,204	627,162,700	562,737,642	500,830,280	694,037,210	762,791,180
21	565,829,343	609,282,024	543,295,460	480,267,274	678,160,614	749,373,967
22	549,604,987	576,101,239	509,225,481	445,748,290	646,320,481	719,357,541
23	533,813,265	544,242,426	476,848,018	413,302,225	615,445,434	689,964,220
24	518,219,095	514,087,830	446,462,719	383,140,092	585,994,665	661,727,201
25	503,045,179	485,632,710	418,023,273	355,167,630	557,999,388	634,708,932
26	488,280,207	470,229,976	402,109,268	339,189,266	543,584,624	621,795,677
27	473,913,176	455,338,774	386,809,294	323,921,954	529,579,457	609,196,040
28	459,933,377	440,876,919	372,040,951	309,281,368	515,900,215	596,823,359
29	446,330,389	426,666,177	357,644,594	295,123,201	502,346,466	585,433,611
30	433,152,159	412,918,383	343,793,146	281,583,308	489,550,953	574,343,869
31	420,327,731	399,538,405	330,398,368	268,578,401	477,511,197	563,454,720
32	407,847,618	386,826,830	317,488,561	256,123,100	465,751,962	552,762,519
33	395,702,588	374,894,901	305,004,116	244,159,768	454,266,690	542,263,687
34	383,883,654	363,306,325	292,970,339	232,701,082	443,048,365	531,953,980
35	372,381,801	352,082,510	281,550,148	221,645,824	432,128,851	521,875,671
36	361,224,579	341,181,144	270,856,468	211,025,805	421,462,736	511,978,693
37	350,366,088	330,593,055	260,532,939	200,852,825	411,044,271	502,259,950
38	350,366,088	328,795,125	260,532,939	200,149,270	404,761,762	492,716,213
39	341,531,661	319,376,091	253,955,022	198,278,422	395,388,009	483,344,314
40	332,353,051	310,227,722	245,196,095	190,199,484	386,231,922	474,141,252
41	323,420,257	301,352,272	236,748,112	182,456,858	377,301,088	465,352,269
42	314,738,090	292,731,596	228,592,210	175,030,540	368,577,391	456,998,845
43	306,288,157	284,358,243	220,718,171	167,907,500	360,055,867	448,795,525
44	298,064,253	276,225,095	213,116,221	161,075,313	351,731,813	440,739,594

			Total Beginning Bond Balance
	Cap		Pricing	Pricing	Pricing	Pricing
	Notional	Pricing	Speed + 5	Speed + 10	Speed - 5	Speed - 10
	Balance	Speed	CPR	CPR	CPR	CPR
45	290,060,339	268,325,234	205,776,927	154,522,065	343,600,632	432,828,389
46	282,270,538	260,651,985	198,691,215	148,236,352	335,657,887	425,059,358
47	274,689,153	253,199,435	191,850,751	142,207,552	327,899,989	417,430,949
48	267,311,422	245,960,627	185,246,578	136,424,808	320,321,855	409,939,625
49	260,131,051	238,929,346	178,870,460	130,878,008	312,919,220	402,582,803
50	253,142,769	232,099,622	172,714,494	125,557,495	305,688,003	395,358,052
51	246,341,443	225,465,655	166,771,054	120,454,005	298,624,215	388,262,987
52	239,722,079	219,021,823	161,032,783	115,558,661	291,723,976	381,295,279
53	233,279,825	212,762,931	155,492,774	110,863,086	284,983,853	374,453,117
54	227,010,298	206,683,401	150,143,972	106,358,972	278,399,777	367,733,779
55	220,908,517	200,778,043	144,979,732	102,038,470	271,968,077	361,134,989
56	214,970,000	195,041,850	139,993,665	97,894,069	265,685,211	354,654,573
57	209,190,386	189,469,959	135,179,601	93,918,568	259,547,722	348,290,392
58	203,565,430	184,057,478	130,531,466	90,104,972	253,552,008	342,040,057
59	198,090,700	178,797,577	126,041,868	86,445,480	247,691,763	335,897,546
60	192,760,255	173,688,310	121,707,116	82,935,087	241,967,087	329,865,169